EXHIBIT 10.4

SECOND SUPPLEMENTAL INDENTURE Dated as of May 20, 2020 Among LIVE NATION ENTERTAINMENT, INC., The Guarantors Party Hereto And THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

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THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), entered into as of May 20, 2020, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), the guarantors listed in Appendix II attached hereto (the “New Guarantors,” and together with the Existing Guarantors, the “Guarantors”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Trustee”).
RECITALS
WHEREAS, the Issuer, certain guarantors party thereto and the Trustee are parties to an Indenture, dated as of March 20, 2018, as supplemented by the First Supplemental Indenture, dated as of October 17, 2019 (as so supplemented, the “Indenture”), relating to the Issuer’s 5.625% Senior Notes due 2026 (the “Notes”);
WHEREAS, Section 4.13 of the Indenture requires the Issuer to cause each Domestic Subsidiary that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility to execute and deliver to the Trustee a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Indenture and the Notes;
WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the addition of the New Guarantors;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors and the Trustee can execute this Second Supplemental Indenture without the consent of holders; and
WHEREAS, all things necessary have been done to make this Second Supplemental Indenture, when executed and delivered by the Issuer and the Guarantors, the legal, valid and binding agreement of the Issuer and the Guarantors, in accordance with its terms.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Second Supplemental Indenture hereby agree as follows:
ARTICLE I
Section 1.1Capitalized Terms. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 1.2Agreement to Guarantee. Each of the New Guarantors hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture. From and after the date hereof, each of the New Guarantors shall be a Guarantor for all purposes under the Indenture and the Notes.
Section 1.3Incorporation of Terms of Indenture. The obligations of each of the New Guarantors under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. Each of the New Guarantors shall be bound by the terms of the Indenture as they relate to the Guarantee.

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ARTICLE II
Section 2.1Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.
Section 2.2Effectiveness of Amendments. This Second Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Guarantors and the Trustee.
Section 2.3Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Second Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Second Supplemental Indenture will control. The Indenture, as modified and amended by this Second Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Second Supplemental Indenture, the provisions of the Indenture, as modified by this Second Supplemental Indenture, shall control. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 2.4Governing Law. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 2.5Counterparts. This Second Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 2.6Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.
Section 2.7Trustee. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Second Supplemental Indenture.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.
LIVE NATION ENTERTAINMENT, INC., as Issuer
By:  /s/ Michael Rowles
        Name:  Michael Rowles
        Title:  Executive Vice President
General Counsel and Secretary
Signature Page to Second Supplemental Indenture

CONNECTICUT PERFORMING ARTS PARTNERS

By: NOC, INC.,
a partner

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: President, Chief Financial Officer and Assistant Secretary

By: CONNECTICUT AMPHITHEATER
DEVELOPMENT CORPORATION,
a partner

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture
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ARTIST NATION HOLDINGS CORP.
BILL GRAHAM ENTERPRISES, INC.
CELLAR DOOR VENUES, INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS, INC.
EXMO INC.
FILLMORE THEATRICAL SERVICES
HOB MARINA CITY, INC.
IAC PARTNER MARKETING, INC.
LIVE NATION MARKETING, INC.
LIVE NATION PRODUCTIONS, LLC
LIVE NATION WORLDWIDE, INC.
NOC, INC.
THE V.I.P. TOUR COMPANY
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETSNOW.COM, INC.
TM VISTA INC.
TNOW ENTERTAINMENT GROUP, INC.
WESTMINSTER CREDIT OPPORTUNITIES FUNDS, LLC

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: President, Chief Financial Officer and Assistant Secretary
Signature Page to Second Supplemental Indenture
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COBB’S COMEDY INC.
BLUES AT THE DEPOT, LLC
HOB ACE OF SPADES CORP.
HOB BOARDWALK, INC.
HOB CAFE CORP.
HOB CHICAGO, INC.
HOB ENTERTAINMENT, LLC
HOB DEPOT CORP.
HOB GRAND RAPIDS, LLC
HOB HIFI DALLAS CORP.
HOB MARQUIS CORP.
HOB PUNCH LINE PENN CORP.
HOB PUNCH LINE S.F. CORP.
HOB QUEEN THEATER CORP.
HOB ROSE CITY MH CORP.
HOB SUMMIT MH CORP.
HOB VARSITY CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION BOGART, LLC
LIVE NATION CHICAGO, INC.
FILLMORE NEW ORLEANS CORP.
NO LIMIT ENTERTAINMENT LLC
SPACELAND PRODUCTIONS, LLC
THE ECHO, LLC
WOMH HOLDINGS, LLC

By:  /s/ Michael Rowles
Name: Michael Rowles
Title: President
Signature Page to Second Supplemental Indenture
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LIVE NATION STUDIOS HOLDINGS, LLC
MICHIGAN LICENSES, LLC
TICKETSTODAY, LLC
WILTERN RENAISSANCE LLC

By: LIVE NATION WORLDWIDE, INC.,
its sole member

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture
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ARTIST NATION MANAGEMENT, INC.
ARTIST NATION MANAGEMENT GROUP, INC.
BARON GLOBAL, INC.
GUYO ENTERTAINMENT, INC.
LIVE NATION - HAYMON VENTURES, LLC
SPALDING ENTERTAINMENT, LLC
VECTOR MANAGEMENT LLC

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Signature Page to Second Supplemental Indenture
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ASSEMBLY ROOM STUDIOS, LLC
EIGHT BALL PRICING SOLUTIONS, LLC
F AND F CONCESSIONS, INC.
FACULTY MANAGEMENT, LLC
FACULTY PRODUCTIONS, LLC
FG ACQUISITIONCO, LLC
FILLMORE MINNEAPOLIS CORP.
FRONT GATE HOLDINGS, LLC
FRONT GATE TICKETING SOLUTIONS, LLC
HARD EVENTS LLC
HOFESH, LLC
IO MEDIA, INC.
IOMEDIA TECHNOLOGIES, LLC
LMG MANAGEMENT LLC
MICROFLEX 2001 LLC
NEW YORK THEATER, LLC
PRISTINE ALPINE ENTERTAINMENT LLC
REIGNDEER ENTERTAINMENT CORP.
SEATSTREAM, LLC
SHORELINE AMPHITHEATRE, LTD.
STROBE LABS, INC.
TICKETMASTER ADVANCE TICKETS, L.L.C.
TICKETMASTER CHINA VENTURES, L.L.C.
TICKETMASTER EDCS LLC
TICKETMASTER-INDIANA, L.L.C.
TICKETMASTER L.L.C.
TICKETWEB, LLC
UNITED CONCERTS, INC.
AC ENTERTAINMENT, LLc
AC IP, LLC
ACSH-JV, LLC
Charleston Festival, llc
Festival Holdings, L.L.C.
Latitude 38 Entertainment, LLC
New Era Farms, LLC
Rival Labs, Inc.

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture
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HOUSE OF BLUES SAN DIEGO, LLC

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President and Chief Accounting Officer

LIVE NATION TICKETING, LLC

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Chief Financial Officer, Chief Accounting Officer and Assistant Secretary

WOLFSON ENTERTAINMENT, INC.

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Chief Financial Officer and Assistant Secretary

Signature Page to Second Supplemental Indenture
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LIVE NATION LGTOURS (USA), LLC
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION USHTOURS (USA), LLC
LIVE NATION UTOURS (USA), INC.
MBA ARTIST MANAGEMENT COMPANY, LLC
TNA TOUR II (USA) INC.

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Chief Executive Officer, Chief Financial Officer and Assistant Secretary
Signature Page to Second Supplemental Indenture
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BIGCHAMPAGNE, LLC
SOUNDCHECK, LLC

By: TICKETMASTER L.L.C.,
its sole member

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary
Signature Page to Second Supplemental Indenture
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C3 BOOKING, LLC
C3 PRESENTS, L.L.C.
C3P EMO’S, LLC

By:  /s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary
Signature Page to Second Supplemental Indenture
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BottleRock Marketing Group, LLC

By: Latitude 38 Entertainment, LLC, its sole member

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary
Signature Page to Second Supplemental Indenture
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NEW ERA FARMS II, LLC

By: New Era Farms, LLC, its sole member

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary
Signature Page to Second Supplemental Indenture
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AXIS HOLDINGS, LLC
AXIS NATION, LLC
AXIS OPERATIONS, LLC
AXIS SPONSORSHIPS, LLC

By: Festival Holdings, L.L.C., its sole member

By:  /s/ Kathy Willard
Name: Kathy Willard
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary
Signature Page to Second Supplemental Indenture
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THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
not in its individual capacity but solely as Trustee

By:  /s/ Manjari Purkayastha
Name: Manjari Purkayastha
Title: Vice President

Signature Page to Second Supplemental Indenture
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APPENDIX I
Existing Guarantors
ARTIST NATION MANAGEMENT, INC.,
Artist Nation Holdings Corp.,
Artist Nation Management Group, Inc.,
ASSEMBLY ROOM STUDIOS LLC,
BARON GLOBAL, INC.,
BLUES AT THE DEPOT, LLC,
BIGCHAMPAGNE, LLC,
BILL GRAHAM ENTERPRISES, INC.,
C3 BOOKING, LLC,
C3 PRESENTS, L.L.C.,
C3P EMO’S, LLC,
CELLAR DOOR VENUES, INC.,
COBB’S COMEDY INC.,
CONNECTICUT AMPHITHEATRE DEVELOPMENT CORPORATION,
CONNECTICUT PERFORMING ARTS, INC.,
CONNECTICUT PERFORMING ARTS PARTNERS,
EIGHT BALL PRICING SOLUTIONS, LLC,
EXMO INC.,
F AND F CONCESSIONS, INC.,
FACULTY MANAGEMENT, LLC,
FACULTY PRODUCTIONS, LLC,
FG ACQUISITIONCO, LLC,
FILLMORE MINNEAPOLIS CORP.,
Appendix I
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FILLMORE NEW ORLEANS CORP.,
FILLMORE THEATRICAL SERVICES,
FRONT GATE HOLDINGS, LLC,
FRONT GATE TICKETING SOLUTIONS, LLC,
GUYO ENTERTAINMENT, INC.,
HARD EVENTS LLC,
HOB ACE OF SPADES CORP.,
HOB BOARDWALK, INC.,
HOB CAFE CORP.,
HOB CHICAGO, INC.,
HOB DEPOT CORP.,
HOB ENTERTAINMENT, LLC,
HOB GRAND RAPIDS, LLC,
HOB HIFI DALLAS CORP.,
HOB MARINA CITY, INC.,
HOB MARQUIS CORP.,
HOB PUNCH LINE PENN CORP.,
HOB PUNCH LINE S.F. CORP.,
HOB QUEEN THEATER CORP.,
HOB ROSE CITY MH CORP.,
HOB SUMMIT MH CORP.,
HOB VARSITY CORP.,
HOFESH, LLC,
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.,
HOUSE OF BLUES CLEVELAND, LLC,
Appendix I
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HOUSE OF BLUES CONCERTS, INC.,
HOUSE OF BLUES DALLAS RESTAURANT CORP.,
HOUSE OF BLUES HOUSTON RESTAURANT CORP.,
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.,
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.,
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.,
HOUSE OF BLUES ORLANDO RESTAURANT CORP.,
HOUSE OF BLUES RESTAURANT HOLDING CORP.,
HOUSE OF BLUES SAN DIEGO, LLC,
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.,
IAC PARTNER MARKETING, INC.,
IO MEDIA, INC.,
IOMEDIA TECHNOLOGIES, LLC,
LIVE NATION BOGART, LLC,
LIVE NATION CHICAGO, INC.,
LIVE NATION – HAYMON VENTURES, LLC,
LIVE NATION LGTOURS (USA), LLC,
LIVE NATION MARKETING, INC.,
LIVE NATION MTOURS (USA), INC.,
LIVE NATION PRODUCTIONS, LLC,
LIVE NATION STUDIOS HOLDINGS, LLC,
LIVE NATION TICKETING, LLC,
Appendix I
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LIVE NATION TOURING (USA), INC.,
LIVE NATION USHTOURS (USA), LLC,
LIVE NATION UTOURS (USA), INC.,
LIVE NATION WORLDWIDE, INC.,
LMG MANAGEMENT LLC,
MBA ARTIST MANAGEMENT COMPANY, LLC,
MICHIGAN LICENSES, LLC,
MICROFLEX 2001 LLC,
NEW YORK THEATER, LLC,
NO LIMIT ENTERTAINMENT LLC,
NOC, INC.,
PRISTINE ALPINE ENTERTAINMENT, LLC,
REIGNDEER ENTERTAINMENT CORP.,
SEATSTREAM, LLC,
SHORELINE AMPHITHEATRE, LTD.,
SOUNDCHECK, LLC,
SPACELAND PRODUCTIONS, LLC,
SPALDING ENTERTAINMENT, LLC,
STROBE LABS, INC.,
THE ECHO, LLC,
THE V.I.P. TOUR COMPANY,
TICKETMASTER ADVANCE TICKETS, L.L.C.,
TICKETMASTER CHINA VENTURES, L.L.C.,
TICKETMASTER EDCS LLC,
TICKETMASTER NEW VENTURES HOLDINGS, INC.,
Appendix I
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TICKETMASTER-INDIANA, L.L.C., TICKETMASTER L.L.C.,
TICKETSNOW.COM, INC.,
TICKETSTODAY, LLC,
TICKETWEB, LLC,
TM VISTA INC.,
TNA TOUR II (USA) INC.,
TNOW ENTERTAINMENT GROUP, INC.,
UNITED CONCERTS, INC.,
VECTOR MANAGEMENT LLC,
WESTMINSTER CREDIT OPPORTUNITIES FUNDS, LLC
WILTERN RENAISSANCE LLC
WOLFSON ENTERTAINMENT, INC.,
WOMH HOLDINGS, LLC

Appendix I
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APPENDIX II
New Guarantors
AC ENTERTAINMENT, LLC
AC IP, LLC
ACSH-JV, LLC
AXIS HOLDINGS, LLC
AXIS NATION, LLC
AXIS OPERATIONS, LLC
AXIS SPONSORSHIPS, LLC
BOTTLEROCK MARKETING GROUP, LLC
CHARLESTON FESTIVAL, LLC
FESTIVAL HOLDINGS, L.L.C.
LATITUDE 38 ENTERTAINMENT, LLC
NEW ERA FARMS, LLC
NEW ERA FARMS II, LLC
RIVAL LABS, INC.

Appendix II
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